                                                                     EXHIBIT (d)


[FACE OF CERTIFICATE]

NUMBER

GGN

COMMON SHARES
OF BENEFICIAL INTEREST

PAR VALUE $.001 PER SHARE

SHARES

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 36244N 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Trust, as amended from time to time, to all of which the holder by the acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal and the facsimile signatures of the duly authorized officers of the Trust.

DATED:

Countersigned and Registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY


Transfer Agent and Registrar

BY

Authorized Signature

/SEAL/

FOR POSITION ONLY

/s/

President

FOR POSITION ONLY

/s/

Secretary

[REVERSE OF CERTIFICATE]

THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants in common

JT TEN -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ..................... Custodian .....................
                                                    (Cust) (Minor)
under Uniform Gifts to Minors Act

...........................
(State)

Additional abbreviations may also be used though not in the above list.
For value Received, .......... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

Common Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.